SUPPLEMENT TO THE PROSPECTUS
DATED APRIL 30, 1997
NORTHWESTERN MUTUAL SERIES FUND, INC.


FUND MANAGER


Gary R. Clemons, Senior Vice President, Portfolio Management/Research of Templeton Investment Counsel, Inc., is the new manager for the International Equity Portfolio, replacing Marc S. Joseph. Mr. Clemons joined Templeton Investment Counsel in 1993. Prior to joining Templeton Investment Counsel, Mr. Clemons worked as a portfolio manager/research analyst for Templeton Quantitative Advisers in New York, a subsidiary of Templeton International. Mr. Clemons holds an M.B.A. with emphasis in finance from the University of Wisconsin-Madison and a B.S. degree from the University of Nevada-Reno.


The date of this Prospectus Supplement is June 1, 1997.

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